Investor Presentation November 2024 | Nasdaq: SVC Exhibit 99.1

Warning Concerning Forward-Looking Statements, Disclaimers and Non-GAAP Financial Measures The contents of this presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. This presentation has been prepared exclusively for the internal confidential use of the recipient only. This presentation is confidential. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of the contents hereof, without the prior written consent of SVC, is prohibited. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: SVC’s ability to generate consistent cash flows, the expected impact of capital expenditures, the ability to use its liquidity to optimize its portfolio, its planned sales of hotels, expected proceeds and capital expenditure savings therefrom, and the ability to unlock liquidity and enhance SVC’s flexibility to reduce leverage. Forward-looking statements reflect SVC’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause SVC’s actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause SVC’s actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: the ability of Sonesta Holdco Corporation and its subsidiaries, or Sonesta’s, to successfully operate the hotels it manages for SVC; SVC’s ability and the ability of SVC’s managers and tenants to operate under unfavorable market and commercial real estate industry conditions due to, among other things, high interest rates, prolonged high inflation, labor market challenges, supply chain disruptions, volatility in the public equity and debt markets, pandemics, geopolitical instability and tensions, economic downturns or a possible recession or changes in real estate utilization; if and when business transient hotel business will return to historical levels and whether any improved hotel industry conditions will continue, increase or be sustained; whether and the extent to which SVC’s managers and tenants will pay the contractual amounts of returns, rents or other obligations due to SVC; competition within the commercial real estate, hotel, transportation and travel center and other industries in which SVC’s managers and tenants operate, particularly in those markets in which SVC’s properties are located; SVC’s ability to sell properties at prices it targets; SVC’s ability to repay or refinance its debts as they mature or otherwise become due; SVC’s ability to maintain sufficient liquidity, including the availability of borrowings under its revolving credit facility; SVC’s ability to pay interest on and principal of its debt; SVC’s ability to make cost-effective improvements to SVC's properties that enhance their appeal to hotel guests and net lease tenants; SVC's ability to pay distributions to its shareholders and to increase or sustain the amount of such distributions; SVC's ability to acquire properties that realize its targeted returns; SVC’s ability to raise or appropriately balance the use of debt or equity capital; potential defaults under SVC’s management agreements and leases by its managers and tenants; SVC’s ability to increase hotel room rates and rents at its net leased properties as SVC’s leases expire in excess of its operating expenses and to grow its business; SVC’s ability to increase and maintain hotel room and net lease property occupancy at its properties; SVC’s ability to engage and retain qualified managers and tenants for its hotels and net lease properties on satisfactory terms; SVC’s ability to diversify its sources of rents and returns that improve the security of its cash flows; SVC’s credit ratings; the ability of SVC’s manager, RMR, to successfully manage SVC; actual and potential conflicts of interest with SVC’s related parties, including its Managing Trustees, Sonesta, RMR and others affiliated with them; SVC’s ability to realize benefits from the scale, geographic diversity, strategic locations and variety of service levels of its hotels; limitations imposed by, and SVC’s ability to satisfy, complex rules to maintain its qualification for taxation as a real estate investment trust, or REIT, for U.S. federal income tax purposes; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters; acts of terrorism, outbreaks of pandemics or other public health safety events or conditions, war or other hostilities, global climate change or other man-made or natural disasters beyond its control; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in SVC’s periodic filings. The information contained in SVC’s filings with the Securities and Exchange Commission, or SEC, including under the caption “Risk Factors” in SVC’s periodic reports, or incorporated therein, identifies important factors that could cause differences from SVC’s forward-looking statements in this presentation. SVC’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon SVC’s forward-looking statements. Except as required by law, SVC does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that SVC obtained from various third party sources. Nothing in the data used or derived from third party sources should be construed as investment advice. Some data and other information presented are also based on SVC’s good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experience. SVC believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verified them. Although SVC is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise noted, all data presented are as of or for the three months ended September 30, 2024. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures including FFO, Normalized FFO, CAD, EBITDA, Hotel EBITDA, EBITDAre and Adjusted EBITDAre. Calculations of, and reconciliations for these metrics to the closest GAAP metrics, are included in Financial Information hereto. 2

Investment Highlights Diversified net lease necessity-based retail and hotel portfolio with national scale creates resilience through market cycles. Capex investment in hotel portfolio to improve asset quality and operating performance. Strong financial position with no near-term debt maturities and ample liquidity for portfolio optimization initiatives. 1 2 3 5 4 Retail assets with quality tenants position SVC to generate consistent cash flows. Transforming hotel portfolio to focus on full-service hotels and high performing focused service hotels in key markets. 33

SVC: A Diversified Portfolio SVC is a publicly traded REIT with over $11 billion invested in two asset categories, hotels and service- focused retail net lease properties, significantly diversifying its cash flows. 959 Properties 46 States, Washington, D.C., Puerto Rico & Canada 22 Industries 146 Brands 180 Tenants / Operators $11.4B Total Investment $1.9B Total Revenues Trailing Twelve Months $699M Liquidity Hotel Portfolio Service-Focused Retail Net Lease Portfolio 214 Properties 36,875 Keys $6.4B Investment 745 Properties 13.3M Rentable Square Feet $5.0B Investment Total Company 4

Complementary Portfolios Create Stability Through Market Cycles with Significant Upside • 56% of portfolio based on investment. • Geographically diverse across 36 states, Washington, D.C., Puerto Rico and Canada. • Focused on destination, urban and near-urban locations with solid demand drivers. • Largest operator is Sonesta International Hotels Corporation, one of the fastest growing hotel brands in the U.S., as well as Hyatt, Radisson and Intercontinental. • 44% of portfolio based on investment. • Necessity-based retail assets with strong rent coverage, low capex requirements and long lease terms. • Well diversified by geography, tenant and industry to mitigate risk. • Long average lease terms and low capex requirements create stability. • Exposure to service-based concepts aligns with consumer preferences and provides insulation from ecommerce disruption. • Largest tenant (29% of SVC’s investment) backed by investment grade credit. Diverse portfolio of hotel assets with national brands Defensively positioned service-focused retail net lease portfolio 5

Hotel Portfolio 66

Hotel Portfolio: At a Glance 1. Based on hotel percentage of investments. 2. Based on number of keys. 3. Based on room revenue. 57% 27% 16% Full Service Extended Stay Select Service Service Level(1) 47% 38% 15% Upscale Upper Midscale/Midscale Upper Upscale Chain Scale(2) 48% 25% 18% 8% 1% Suburban Urban Airport Resort Other Location(2) Portfolio Statistics 72% 20% 7% 1% Transient Group Contract Other Customer Mix(3) Portfolio Segmentation Highlights Geographic Diversification Top MSAs(1) 2.0% 2.1% 2.5% 3.7% 4.0% 5.7% 6.5% 6.5% 7.5% 18.6% Ohio Pennsylvania Missouri Arizona Louisiana Texas Georgia Illinois Florida California Pho enix SVC owns more than one hotel in this state Puerto Rico: 1 hotel Canada: 2 hotels 7 214 36,875 Properties Number of Keys 172 CA, FL, TX Average Keys Per Hotel Top States by Revenue $6.4B $173K Investment Investment Per Key

69.9% 65.3% 66.9% 66.4% 57.6% 49.8% 50.5% 56.5% 63.0% 66.0% 68.5% 71.2% 69.3% 66.8% 65.8% $144 $136 $143 $147 $134 $131 $137 $139 $144 $141 $143 $147 $143 $138 $141 $100 $89 $96 $97 $77 $65 $69 $79 $91 $93 $98 $104 $99 $92 $93 $0 $50 $100 $150 $200 $250 0% 10% 20% 30% 40% 50% 60% 70% 80% Jul '23 Aug'23 Sep '23 Oct '23 Nov '23 Dec '23 Jan '24 Feb '24 Mar '24 Apr '24 May '24 Jun '24 Jul '24 Aug'24 Sep '24 Occupancy ADR RevPAR Hotel Portfolio: 213 Comparable Property Operating Trends Monthly Hotel EBITDA ($ in millions) $31.7 $15.8 $29.1 $32.2 $9.1 $2.7 ($0.5) $7.8 $23.0 $22.3 $28.6 $31.7 $23.1 $16.7 $20.4 ($5) $0 $5 $10 $15 $20 $25 $30 $35 Jul '23 Aug '23 Sep '23 Oct ' 23 Nov '23 Dec '23 Jan '24 Feb'24 Mar '24 Apr '24 May '24 Jun '24 Jul '24 Aug '24 Sep '24 See Financial Information for a reconciliation of non-GAAP financial metrics to the closest GAAP metrics. Monthly Operating Metrics 8

Hotel Portfolio: Sonesta at a Glance • 8th largest hotel company according to Smith Travel Research. • More than 1,100 hotels totaling more than 95,000 rooms across 15 brands. • Franchises close to 1,000 hotels. • SVC owns 34% of Sonesta. • Equity investment has a carrying value of $111 million. • Unique owner / operator alignment. Sonesta Portfolio Highlights Source: Sonesta International Hotels, Inc. Sonesta Brands 9

Hotel Portfolio: Announced Plan in October 2024 to Sell 114 Sonesta Hotels and Use Proceeds to Reduce Leverage • Selling 114 focused service hotels managed by Sonesta in 2025, in addition to the ongoing sale of 22 hotels announced in February 2024. • Targeting ~$1 billion in gross proceeds to be used for debt repayment. • Projecting capex savings of ~$725 million over a six-year period. • Repositioning Sonesta portfolio to concentrate on full service hotels and higher performing focused service hotels. Sonesta Retained Hotels Sonesta Exit Hotels Announced in October 2024 October 2024 Hotel Disposition Announcement Service Level Number of Hotels Number of Keys Number of States1 Net Carrying Value ($M) Full Service 39 12,868 21 $2,270.9 Extended Stay 14 2,102 7 $159.0 Select Service 6 873 3 $46.6 Total 59 15,843 25 $2,476.5 1. Includes two hotels in Toronto, Ontario, one hotel in Puerto Rico and one hotel in Washington, D.C. Brand Number of Hotels Number of Keys Number of States Net Carrying Value ($M) Sonesta Select 31 4,564 14 $239.8 Sonesta ES Suites 44 5,611 22 $440.6 Sonesta Simply Suites 39 4,750 23 $182.8 Total 114 14,925 28 $863.2 10

Historical Quarterly Performance of Retained & Exit Hotels(1) 111. For SVC’s 213 comparable hotels. Three Months Ended LTM as of December 31, 2023 March 30,2024 June 30, 2024 September 30, 2024 September 30, 2024 Total Retained Hotels Occupancy 56.9% 55.3% 68.2% 66.4% 61.7% ADR $165.57 $171.59 $175.21 $170.80 $170.98 RevPar $94.24 $94.90 $119.51 $113.33 $105.49 Hotel operating Revenues $239.0M $235.2M $291.0M $271.9M $1,037.1M Hotel EBITDA $29.0M $23.6M $60.6M $43.1M $156.2M Hotel EBITDA Margin 12.1% 10.0% 20.8% 15.8% 15.1% Total Exit Hotels Occupancy 59.1% 58.3% 68.9% 68.5% 63.7% ADR $106.50 $105.80 $106.85 $106.11 $106.33 RevPar $62.93 $61.68 $73.66 $72.72 $67.75 Hotel operating Revenues $100.6M $97.6M $116.8M $116.5M $431.5M Hotel EBITDA $15.1M $6.7M $22.0M $17.2M $60.9M Hotel EBITDA Margin 15.0% 6.8% 18.8% 14.7% 14.1% Total SVC Hotels Occupancy 57.9% 56.7% 68.5% 67.3% 62.6% ADR $137.97 $140.60 $143.73 $140.66 $140.86 RevPar $79.91 $79.69 $98.52 $94.73 $88.21 Hotel operating Revenues $339.6M $332.8M $407.8M $388.4M $1,468.5M Hotel EBITDA $44.1M $30.3M $82.5M $60.3M $217.2M Hotel EBITDA Margin 13.0% 9.1% 20.2% 15.5% 14.8%

Net Lease Portfolio 12

Net Lease Portfolio: High-Quality Service & Necessity Based Assets 745 $380M Properties Annualized Minimum Rent 13.3M 8.3 years Rentable Square Feet Weighted Average Lease Term 97.6% 2.16x Occupancy Rent Coverage % of Annual Minimum Rent<1% >9.0% Diverse Geographical Footprint(1) 13 Net Lease Portfolio Statistics 21 Industries | 137 Brands 1. By annualized minimum rent.

TravelCenters of America (TA) • Represents 68.2% of SVC’s net lease minimum rents. • 175 travel centers operate under two brands. • Difficult to replicate real estate located near exits along the U.S. Interstate Highway System. • Five master leases that run through 2033 and include 50 years of extension options. • Rents are guaranteed by BP Corporation North America Inc. • Pure triple net leases; SVC has no capital expenditure requirements. Retail Net Lease Portfolio • Represents 31.8% of net lease minimum rents. • Necessity based retail assets with strong rent coverage, low capex requirements. Net Lease Portfolio Albuquerque, NM 14 Bixby, OK Seymour, IN

3% 81% 13% 3% Percentage Rent Fixed/Scheduled CPI Flat Net Lease Portfolio: Reliable Income Stream and Low Capex Requirements 1. By annualized minimum rent. Well-Laddered Lease Expirations (1) 97% of Leases Have Contractual Increases or Percentage Rent Lease Structures $380M 0.3% 2.3% 3.0% 3.3% 2.7% 2.5% 1.3% 1.3% 0.8% 82.5% 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 and thereafter Only 17.5% of the net lease portfolio expires before 2033 15

Net Lease Portfolio: Diversified Tenants & Industries Mitigate Risk Top Ten Tenants by BrandTenants by Industry (1) Travel Centers, 69.0% Restaurants - Quick Service, 5.1% Restaurants - Casual Dining, 3.1% Health and Fitness, 3.0% Home Goods and Leisure, 2.8% Grocery Stores, 2.4% Medical, Dental Office, 2.2% Movie Theaters, 2.2% Automotive Equipment & Services, 2.1% Automotive Dealers, 1.3% Other, 6.8% Brand % of Annualized Minimum Rent Rent Coverage TravelCenters of America / Petro Stopping Centers 68.2% 1.46x The Great Escape 2.0% 4.75x Life Time Fitness 1.5% 2.80x Buehler's Fresh Foods 1.5% 3.15x Heartland Dental 1.3% 4.56x Norms 1.0% 3.68x Express Oil Change 1.0% 5.87x AMC Theatres 0.9% 1.94x Pizza Hut 0.9% 2.42x Flying J Travel Plaza 0.9% 4.22x Various(2) 20.8% 3.37X 100% 2.16X 1. By annualized minimum rent. 16

Financial Information 17

Secured Fixed Rate Debt 24% Unsecured Fixed Rate Debt 61% Shareholder's Equity 15% Balance Sheet Strategy $2 $800 $850 $400 $1,125 $400 $500 $0 $2 $2 $601 $1,000 $0 $200 $400 $600 $800 $1,000 $1,200 2024 2025 2026 2027 2028 2029 2030 2031 2032 $ (M ill io n s) Unsecured Fixed Rate Debt Secured Fixed Rate Debt Revolving Credit Facility Net Debt / Total Gross Assets 54.8% Net Debt / Gross Book Value of Real Estate Assets and Cash 58.5% LTM Adjusted EBITDAre / LTM Interest Expense 1.6x Net Debt / LTM Adjusted EBITDAre 9.7x • Over $7.1 billion of unencumbered assets (gross book value). • Unsecured fixed rate senior notes: $4.1 billion with a weighted average interest rate of 5.93%. • Secured fixed rate senior notes: $1 billion at 8.625%. • Secured fixed rate net lease mortgage notes: $607 million with a weighted average interest rate of 5.60%. • $650 million revolving credit facility: – Currently no amounts outstanding. – Maturity date of June 2027. • No derivatives, off-balance sheet liabilities, or material adverse change clauses or ratings triggers. 1. SVC's net lease mortgage notes are partially amortizing and require balloon payments at maturity in 2028. These notes are prepayable without penalty 24 months prior to the expected maturity date. 2. As of September 30, 2024, SVC had no amounts outstanding under its $650 million revolving credit facility. (2)(1) Book Capitalization Balance Sheet Profile Debt Maturities Leverage/Coverage Ratios 18

Appendix 19

Nearly $41 Billion in AUM RMR Platform More than 2,000 Properties More than 35 Offices Nationwide National Multi-Sector Investment Platform Industrial Residential Senior Living Medical Office Life Science Hotels Retail Office Over 1,000 Real Estate Professionals Institutional Infrastructure & Vertically Integrated Platform Accounting Asset Management Development Finance Human Resources Information Technology Investor Relations Legal Marketing Portfolio Management Project Management Property Management Tax Transactions Managed by The RMR Group (Nasdaq: RMR), an Alternative Asset Manager 20

A Winning Tradition EPA’S 2024 ENERGY STAR® Partner of the Year. 86 properties with EPA ENERGY STAR certifications 73 properties with BOMA designations 87 properties with LEED designations RMR SUSTAINABILITY Ranked Boston Globe’s Top Places to Work 2020, 2021, 2022, 2023 Women on Boards; Winning Organization 2020 Fortune Magazine’s Fastest Growing Companies ranked 75th 2019 RMR RECOGNITION in Retail Real Estate Ownership in Hotel Real Estate Ownership in Senior Living Real Estate Ownership in Office Real Estate Ownership in Industrial Real Estate Ownership Senior Living Operator Hotel Operator #6 #8 #8 #15#9#5 #6 2024 ENERGY STAR® Partner of the Year Award 2018, 2019, 2020, 2021, 2022, 2023, 2024 Boston Business Journal; Middle Market Companies 2020, 2021, 2023, 2024 Commercial Property Executive; Top Commercial Property Management Firms ranked 8th 2023 21

Fees that SVC Pays to RMR are Primarily Performance Based which Aligns Interests with Shareholders RMR base management fee tied to SVC’s share price performance. • Consists of an annual fee equal to generally 50 bps multiplied by the lower of: (1) SVC’s historical cost of real estate, or (2) SVC’s total market capitalization. • There is no incentive for RMR to complete any transaction that could reduce share price. RMR incentive fees contingent on total shareholder return outperformance. • Incentive management fee: 12% of the outperformance of SVC’s total return per share compared to the MSCI U.S. Office REIT Index over a three year period multiplied by equity market capitalization. • Outperformance must be positive to be earned. • Shareholders keep 100% of benchmark returns and at least 88% of returns in excess of the benchmark. Other fees. • Property management fee: consists of an annual fee based on 3.0% of rents collected at SVC’s managed retail net lease properties. Alignment of Interests If SVC’s share price goes up and its total market cap exceeds its historical cost of real estate, RMR base management fee is capped at 50 bps of SVC’s historical cost of real estate. If SVC’s stock price goes down and its historical cost of real estate exceeds its total market cap, RMR gets less base management fees (50 bps on equity market cap plus debt). Incentive fee structure keeps RMR focused on increasing total shareholder return. Members of RMR senior management are holders of SVC common shares, some subject to long term lock up agreements. SVC shareholders have visibility into RMR, a publicly traded company. SVC benefits from RMR’s national footprint and economies of scale of a nearly $41 billion platform. 22

Calculation of FFO, Normalized FFO and CAD See accompanying notes on page 27. 23 (4) (5) (6) (3)

Calculation of EBITDA, EBITDAre and Adjusted EBITDAre See accompanying notes on page 27. 24 (4) (5) (6) (3)

Calculation and Reconciliation of Hotel EBITDA - Comparable Hotels See accompanying notes on page 27. 25 (2) (7)

Calculation and Reconciliation of Hotel EBITDA - All Hotels* See accompanying notes on page 27. *Results of all hotels owned during the periods presented, including the results of hotels sold by SVC for the periods owned by SVC. 26 (2) (7)

Notes to Calculations of FFO, Normalized FFO, EBITDA, EBITDAre, Adjusted EBITDAre and Hotel EBITDA 1. As of September 30, 2024, SVC owned 214 hotels. SVC's condensed consolidated statements of income (loss) include hotel operating revenues and expenses of its managed hotels. 2. When managers of SVC's hotels are required to fund the shortfalls of owner's priority return under the terms of the management agreements or their guarantees, SVC reflects such fundings in its condensed consolidated statements of income (loss) as a reduction of hotel operating expenses. When these shortfalls are replenished by cash flows from the applicable hotel operations in excess of the owner's priority return due, SVC reflects such replenishment in its condensed consolidated statements of income (loss) as an increase to hotel operating expenses. There were no adjustments required for the three months ended September 30, 2024 and each of the nine months ended September 30, 2024 and 2023. The net increase to hotel operating expenses was $140 for the three months ended September 30, 2023. 3. Transaction related costs for the three and nine months ended September 30, 2023 of $115 and $1,933, respectively, primarily consisted of costs related to hotel rebranding activity, the demolition of certain vacant properties, and potential acquisitions. 4. SVC recorded a net loss on asset impairment for the three and nine months ended September 30, 2024 of $13,692 and $51,030, respectively, to reduce the carrying value of four hotels and two net lease properties in the three month period, and ten hotels and eight net lease properties in the nine month period, to their estimated fair value or estimated fair value less costs to sell. SVC recorded a net loss on asset impairment for the three and nine months ended September 30, 2023 of $512 and $9,517,respectively, to reduce the carrying value of three net lease properties in the three month period, and 16 net lease properties in the nine month period, to their estimated fair value less costs to sell. 5. SVC recorded a net gain on sale of real estate for the three and nine months ended September 30, 2024 of $4,105 and $1,110, respectively, in connection with the sales of six hotels and four net lease properties in the three month period, and seven hotels and seven net lease properties in the nine month period. SVC recorded a net gain on sale of real estate for the three and nine months ended September 30, 2023 of $123 and $41,959, respectively, in connection with the sales of two net lease properties in the three month period, and 18 hotels and four net lease properties in the nine month period. 6. SVC recorded a net loss on early extinguishment of debt during the three and nine months ended September 30, 2024 of $133 and $16,181, respectively, in connection with a make-whole premium and the write off of unamortized deferred financing costs and discounts relating to the redemption of its $800,000 senior unsecured notes due 2025 and the purchase and satisfaction and discharge pursuant to a cash tender offer of its $350,000 senior unsecured notes due 2025. SVC recorded a loss on early extinguishment of debt during the nine months ended September 30, 2023 of $282 in connection with the write off of unamortized deferred financing costs and unamortized discounts relating to the amendment of its revolving credit facility and the repayment of certain unsecured senior notes. 7. SVC is amortizing a liability it recorded for the fair value of its initial investment in Sonesta as a reduction to hotel operating expenses in the condensed consolidated statements of income (loss). SVC reduced hotel operating expenses by $621 for each of the three months ended September 30, 2024 and 2023, related to this liability, and $1,863 for each of the nine months ended September 30, 2024 and 2023, related to this liability. 27

Non-GAAP Financial Measures and Certain Definitions 28 Non-GAAP Financial Measures SVC presents certain “non-GAAP financial measures” within the meaning of the applicable Securities and Exchange Commission, or SEC, rules, including FFO, Normalized FFO, CAD, EBITDA, Hotel EBITDA, EBITDAre and Adjusted EBITDAre. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of SVC's operating performance or as measures of its liquidity. These measures should be considered in conjunction with net income (loss) as presented in SVC's condensed consolidated statements of income (loss). SVC considers these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). SVC believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of its operating performance between periods and with other REITs and, in the case of Hotel EBITDA, reflecting only those income and expense items that are generated and incurred at the hotel level may help both investors and management to understand the operations of its hotels. FFO and Normalized FFO: SVC calculates funds from operations, or FFO, and normalized funds from operations, or Normalized FFO, as shown on page 23. FFO is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss), calculated in accordance with GAAP, excluding any gain or loss on sale of real estate and loss on impairment of real estate assets, if any, plus real estate depreciation and amortization, less any gains on equity securities, as well as adjustments to reflect SVC's share of FFO attributable to an investee and certain other adjustments currently not applicable to SVC. In calculating Normalized FFO, SVC adjusts for the items shown on page 23. FFO and Normalized FFO are among the factors considered by SVC's Board of Trustees when determining the amount of distributions to SVC's shareholders. Other factors include, but are not limited to, requirements to satisfy its REIT distribution requirements, the availability to SVC of debt and equity capital, SVC's distribution rate as a percentage of the trading price of its common shares, or dividend yield, and to the dividend yield of other REITs, SVC's expectation of its future capital requirements and operating performance and its expected needs for and availability of cash to pay its obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than SVC does. Cash Available for Distribution: SVC calculates cash available for distribution, or CAD, as shown on page 23. SVC defines CAD as Normalized FFO minus SVC’s proportionate share of Normalized FFO from its equity method investment, plus operating cash flow distributions from its equity method investment, if any, less recurring real estate related capital expenditures and adjusted for other non-cash and nonrecurring items. CAD is among the factors considered by SVC's Board of Trustees when determining the amount of distributions to SVC's shareholders. Other real estate companies and REITs may calculate CAD differently than SVC does. EBITDA, EBITDAre and Adjusted EBITDAre: SVC calculates earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 24. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, and adjustments to reflect SVC's share of EBITDAre attributable to an investee. In calculating Adjusted EBITDAre, SVC adjusts for the items shown on page 24. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than SVC does. Hotel EBITDA: SVC calculates Hotel EBITDA as hotel operating revenues less hotel operating expenses of all managed and leased hotels, prior to any adjustments required for presentation in its condensed consolidated statements of income (loss) in accordance with GAAP. SVC believes that Hotel EBITDA provides useful information to management and investors as a key measure of the profitability of its hotel operations.

Non-GAAP Financial Measures and Certain Definitions (Continued) 29 Other Definitions Annualized Minimum Rent: Generally, SVC's lease agreements with its net lease tenants require payment of minimum rent to SVC. Certain of these minimum rent payment amounts are secured by full or limited guarantees. Annualized minimum rent represents cash amounts and excludes adjustments, if any, necessary to record scheduled rent changes on a straight line basis or any expense reimbursements. Annualized minimum rent for TA excludes the impact of rents prepaid by TA. Average Daily Rate: ADR represents rooms revenue divided by the total number of room nights sold in a given period. ADR provides useful insight on pricing at SVC's hotels and is a measure widely used in the hotel industry. Chain Scale: As characterized by STR Global Limited, a data benchmark and analytics provider for the lodging industry. Comparable Hotels Data: SVC presents RevPAR, ADR and occupancy for the periods presented on a comparable basis to facilitate comparisons between periods. SVC defines comparable hotels as those that it owned on September 30, 2024 and were open and operating for the entirety of the periods being compared. For each of the three months ended September 30, 2024 and 2023, SVC's comparable results exclude one hotel that was not owned for the entirety of the periods being compared. For each of the nine months ended September 30, 2024 and 2023, SVC's comparable results exclude two hotels. One of the hotels was not owned for the entirety of the periods presented and the other suspended operations during part of the periods presented. Debt: Debt amounts reflect the principal balance as of the date reported. Net debt means total debt less unrestricted cash and cash equivalents as of the date reported. Exit Hotels: Exit Hotels represent 130 hotels (114 focused service hotels announced to be sold in October 2024 and 16 hotels previously announced to be sold) with an aggregate of 16,935 keys managed by Sonesta that SVC plans to sell and include 93 extended stay hotels and 37 select service hotels. FF&E Reserves: FF&E Reserves, or FF&E Reserves from managed hotel operations, represent various percentages of total sales at certain of SVC's hotels that are escrowed as reserves for future renovations or refurbishments, or FF&E Reserve escrows. SVC owns all the FF&E Reserve escrows for its hotels. Gain on Equity Securities, Net: Gain on equity securities, net represents the adjustment required to adjust the carrying value of SVC's former investment in shares of TA common stock to its fair value. Gross Book Value of Real Estate Assets: Gross book value of real estate assets is real estate properties at cost plus acquisition related costs, if any, before purchase price allocations, less impairment write-downs, if any. Hotel EBITDA Margin: Hotel EBITDA as a percentage of hotel operating revenues. Investment: SVC defines hotel investment as historical cost of its properties plus capital improvements funded by it less impairment write-downs, if any, and excludes capital improvements made from FF&E Reserves funded from hotel operations that do not result in increases in owner’s priority return or rents. SVC defines net lease investment as historical cost of its properties plus capital improvements funded by SVC less impairment write-downs, if any.

Non-GAAP Financial Measures and Certain Definitions (Continued) 30 Occupancy: Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels and represents occupied properties as of the end of the period shown for net lease properties. Occupancy is an important measure of the utilization rate and demand of SVC's properties. Non-Cash Expenses: Non-cash expenses represent general and administrative expense paid in common shares and amortization of liabilities relating to SVC’s initial investment in Sonesta and its former investment in The RMR Group, Inc. Non-Cash Interest Expense: Non-cash interest expense represents amortization of debt issuance costs, discounts and premiums. Non-Cash Revenues: Non-cash revenues represent straight-line rent adjustments, lease value amortization, FF&E Reserves, including interest income earned, and the impact of rents prepaid by TA. Owner's priority return: Each of its management agreements or leases with hotel operators provides for payment to SVC of an annual owner’s priority return or minimum rent, respectively. Certain of these minimum payment amounts are secured by full or limited guarantees. In addition, certain of its hotel management agreements provide for payment to SVC of additional amounts to the extent of available cash flows as defined in the management agreement. Payments of these additional amounts are not guaranteed. Rent Coverage: SVC defines rent coverage as earnings before interest, taxes, depreciation, amortization and rent, or EBITDAR, divided by the annual minimum rent due to SVC weighted by the minimum rent of the property to total minimum rents of the net lease portfolio. Tenants with no minimum rent required under the lease are excluded. EBITDAR amounts used to determine rent coverage are generally for the latest twelve month period, based on the most recent operating information, if any, furnished by the tenant. Operating statements furnished by the tenant often are unaudited and, in certain cases, may not have been prepared in accordance with GAAP and are not independently verified by SVC. In instances where SVC does not have tenant financial information, it calculates an implied coverage ratio for the period based on other tenants with available financial statements operating the same brand or within the same industry. As a result, SVC believes using this implied coverage metric provides a more reasonable estimated representation of recent operating results and the financial condition for those tenants. Retained Hotels: Retained Hotels represent 59 hotels with an aggregate of 15,843 keys managed by Sonesta that SVC will continue to own after the Exit Hotels are sold and include 39 full service hotels, 14 extended stay hotels and six select service hotels. Revenue per Available Room: RevPAR represents rooms revenue divided by the total number of room nights available to guests for a given period. RevPAR is an industry metric correlated to occupancy and ADR and helps measure revenue performance over comparable periods. SOFR: SOFR is the secured overnight financing rate. Total Gross Assets: Total gross assets is total assets plus accumulated depreciation.

Investor Presentation November 2024 | Nasdaq: SVC Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458 SVCREIT.COM 31